Note 4 - Fair Value Measurements	12 Months Ended
Jan. 31, 2016
Fair Value Disclosures [Abstract]
Fair Value Disclosures [Text Block]

Note 4 – Fair Value Measurements

ASC Topic 820 “Fair Value Measurements and Disclosures” (Topic 820) defines fair value as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. The fair value, in this context, should be calculated based on assumptions that market participants would use in pricing the asset or liability, not on assumptions specific to the entity. In addition, the fair value of liabilities should include consideration of non-performance risk, including our own credit risk.

Topic 820 establishes a fair value hierarchy which prioritizes the inputs used in the valuation methodologies in measuring fair value into three levels:

•	Level 1—inputs are based upon unadjusted quoted prices for identical instruments traded in active markets.

•	Level 2—inputs are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

•	Level 3—inputs are generally unobservable and typically reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques that include option pricing models, discounted cash flow models, and similar techniques.

The following table shows the Company’s marketable securities investment portfolio measured at fair value on a recurring basis as of January 31, 2016:

	Cost	Gross Unrealized Gains	Gross Unrealized (Losses)	Estimated Fair Value
Level 1
Short-Term Marketable Securities	4,667	-	(28)	4,639

The Company’s marketable securities have been classified and accounted for as available-for-sale. Management determines the appropriate classification of its investments at the time of purchase and reevaluates the designations at each balance sheet date. The Company classifies its marketable securities as either short-term or long-term based on the nature of each security and its availability for use in current operations. The Company’s marketable securities are carried at fair value, with the unrealized gains and losses, net of taxes, reported as a separate component of accumulated other comprehensive loss. The cost of securities sold is based upon the specific identification method.

As of January 31, 2016, the Company considers the declines in market value of its marketable securities investment portfolio to be temporary in nature and does not consider any of its investments other-than-temporarily impaired. The Company did not hold any available-for-sale securities as of January 31, 2015.

The carrying amounts of the Company’s cash, accounts receivable (net), accounts payable, accrued liabilities and income taxes payable approximate their fair value (a Level 2 measurement) due to their short maturities.